NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Value Fund

Supplement dated June 23, 2016
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Gerd Woort-Menker has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMorgan”) effective during the second quarter of 2017. Mr. Woort-Menker will continue to serve as a portfolio manager of the NVIT Multi-Manager International Value Fund until his retirement date.

2.
Effective immediately, Demetris Georghiou is being added as a portfolio manager to the Fund.  The information under the heading entitled “Portfolio Managers” on page 3 of the Summary Prospectus is amended to include the following:

Portfolio Managers	Title	Length of Service with Fund
JPMorgan
Demetris Georghiou, CFA	Executive Director and Lead Portfolio Manager	Since 2016

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